UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

SOLIGENIX, INC.

(Name of Registrant as Specified in Its Charter)

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Your Vote Counts! SOLIGENIX, INC. 29 EMMONS DRIVE SUITE B-10 PRINCETON, NJ 08540 SOLIGENIX, INC. 2025 Annual Meeting Vote by June 19, 2025 11:59 PM ET You invested in SOLIGENIX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2025. Vote Virtually at the Meeting* June 20, 2025 9:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/SNGX2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V74984-P29081 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V74985-P29081 1. To elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. For All Nominees: 01) Christopher J. Schaber, Ph.D. 02) Gregg A. Lapointe, C.P.A. 03) Diane L. Parks, M.B.A. 04) Robert J. Rubin, M.D. 05) Jerome B. Zeldis, M.D., Ph.D. 2. To approve the 2025 Equity Incentive Plan. For 3. To hold an advisory vote on executive compensation. For 4. To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2025. For 5. To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient shares voted to constitute a quorum or votes in favor of a particular proposal for approval. For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.